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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2014

MATTRESS FIRM HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35354 (Commission File Number)	20-8185960 (IRS Employer Identification No.)

5815 Gulf Freeway, Houston, Texas (Address of Principal Executive Offices)	77023 (Zip Code)

Registrant's telephone number, including area code: (713) 923-1090

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: Mattress Firm Holding Corp., a Delaware corporation (the "Company"), is filing this Amendment No. 1 to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on December 10, 2014 (the "Initial Filing") to report under Item 7.01 thereof that it had issued a press release regarding the launch of an offering of common stock. This Form 8-K/A is being filed to provide a corrected form of press release that was issued by the Company. The form of press release provided as Exhibit 99.1 to the Initial Filing was not the final, released version.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits

99.1	Press Release dated December 10, 2014.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTRESS FIRM HOLDING CORP.
Date: December 10, 2014	By:	/s/ ALEX WEISS Alex Weiss Executive Vice President and Chief Financial Officer

 Index to Exhibits

Exhibit No.	Description
99.1	Press Release dated December 10, 2014.

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  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Index to Exhibits